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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported):            FEBRUARY 18, 1999



                         WEATHERFORD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-13086                 04-2515019
(State or other Jurisdiction    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)



      5 POST OAK PARK, SUITE 1700,
             HOUSTON, TEXAS                           77027-3415
(Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 297-8400


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                         Exhibit Index Appears on Page 5

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ITEM 5.  OTHER EVENTS

EARNINGS RELEASE

         On February 18, 1999, Weatherford International, Inc., a Delaware corporation (the "Company"), announced its results for the year and quarter ended December 31, 1998. A copy of the press release announcing the Company's results for the year and quarter ended December 31, 1998, is filed as Exhibit
99.1 and is hereby incorporated herein by reference.

CHRISTIANA ACQUISITION

         On February 8, 1999, the Company effected the acquisition of Christiana Companies, Inc., a Wisconsin corporation ("Christiana"), through a merger (the "Merger") of a wholly owned subsidiary of the Company with and into Christiana. The Merger was effected pursuant to an Amended and Restated Agreement and Plan of Merger dated as of October 14, 1998, as amended, by and between the Company, Christiana Acquisition, Inc., a Wisconsin corporation and wholly owned subsidiary of the Company, Christiana and C2, Inc., a Wisconsin corporation. As consideration for the acquisition, the prior shareholders of Christiana will receive (i) approximately 4.4 million shares of the Company's common stock, $1.00 par value per share ("Company Common Stock"), and (ii) cash consideration to be determined within 30 days after February 8, 1999. The cash consideration to be paid by the Company to the former shareholders of Christiana will be determined by the amount of cash held by Christiana at the time of the Merger in excess of its accrued unpaid taxes, without giving effect to the value of certain tax deductions to be retained by Christiana, and its fixed liabilities at the time of the Merger.


         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.2 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.



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         10.1     -        Agreement and Plan of Merger dated as of December 12,
                           1997, by and among EVI, Inc., Christiana Acquisition, Inc., Christiana Companies, Inc. and C2, Inc. (incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 1-13086, filed December 31, 1997).

         10.2     -        Agreement dated as of December 12, 1997, by and among
                           EVI, Inc., Christiana Companies, Inc., Total Logistic
                           Control, LLC and C2, Inc. (incorporated by reference to Exhibit No. 2.2 to Form 8-K, File 1-13086, filed
                           December 31, 1997).

         10.3     -        Amendment No. 1 dated as of May 26, 1998, to the
                           Agreement and Plan of Merger dated as of December 12, 1997 and to the Agreement dated as of December 12, 1997, by and among EVI, Inc., Christiana Acquisition,
                           Inc., Christiana Companies, Inc., C2, Inc. and Total
                           Logistic Control, LLC (incorporated by reference to
                           Exhibit 2.18 to the Registration Statement on Form
                           S-4, as amended (Registration No. 333-58741)).

         10.4     -        Amended and Restated Agreement and Plan of Merger
                           among Weatherford International, Inc., Christiana
                           Acquisition, Inc., Christiana Companies, Inc. and C2,
                           Inc. dated as of October 14, 1998 (incorporated by reference to Exhibit 2.19 to the Registration
                           Statement on Form S-4, as amended (Registration No.
                           333-65663)).

         10.5     -        Amendment No. 2 to Logistic Purchase Agreement by and
                           among Weatherford International, Inc., Total Logistic
                           Control, LLC, Christiana Companies, Inc. and C2, Inc.
                           dated as of October 12, 1998 (incorporated by reference to Exhibit 2.20 to the Registration
                           Statement on Form S-4, as amended (Registration No.
                           333-65663)).

         10.6     -        Amendment No. 1 to Amended and Restated Agreement and
                           Plan of Merger, by and among Weatherford
                           International, Inc., Christiana Acquisition, Inc.,
                           Christiana Companies, Inc. and C2, Inc. dated as of
                           January 5, 1999 (incorporated by reference to Exhibit
                           2.21 to the Registration Statement on Form S-4, as amended (Registration No. 333-65663)).

         10.7     -        Amendment No. 3 to Logistic Purchase Agreement, by
                           and among Weatherford International, Inc., Total
                           Logistic Control, LLC, Christiana Companies, Inc. and
                           C2, Inc. dated as of January 5, 1999 (incorporated by reference to Exhibit 2.21 to the Registration
                           Statement on Form S-4, as amended (Registration No.
                           333-65663)).

         99.1     -        Press release of the Company dated February 18, 1999,
                           announcing the Company's results for the year and quarter ended December 31, 1998.

         99.2     -        Press Release of the Company dated February 8, 1999,
                           announcing the closing of the Merger.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD INTERNATIONAL, INC.



Dated:  February 18, 1999                       /s/ Curtis W. Huff
                                        -----------------------------------
                                                  Curtis W. Huff
                                              Senior Vice President,
                                           General Counsel and Secretary




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                                INDEX TO EXHIBITS


         Number                         Exhibit
         ------                         -------

          10.1 Agreement and Plan of Merger dated as of December 12, 1997, by and among EVI, Inc., Christiana Acquisition, Inc., Christiana Companies, Inc. and C2, Inc. (incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 1-13086, filed December 31, 1997).

          10.2 Agreement dated as of December 12, 1997, by and among EVI, Inc., Christiana Companies, Inc., Total Logistic Control, LLC and C2, Inc. (incorporated by reference to Exhibit No. 2.2 to Form 8-K, File 1-13086, filed December 31, 1997).

          10.3 Amendment No. 1 dated as of May 26, 1998, to the Agreement and Plan of Merger dated as of December 12, 1997 and to the Agreement dated as of December 12, 1997, by and among EVI, Inc., Christiana Acquisition, Inc., Christiana Companies, Inc., C2, Inc. and Total Logistic Control, LLC (incorporated by reference to
                         Exhibit 2.18 to the Registration Statement on Form S-4, as amended (Registration No. 333-58741)).

          10.4 Amended and Restated Agreement and Plan of Merger among Weatherford International, Inc., Christiana Acquisition, Inc., Christiana Companies, Inc. and C2, Inc. dated as of October 14, 1998 (incorporated by reference to Exhibit 2.19 to the Registration Statement on Form S-4, as amended (Registration No. 333-65663)).

          10.5 Amendment No. 2 to Logistic Purchase Agreement by and among Weatherford International, Inc., Total Logistic Control, LLC, Christiana Companies, Inc. and C2, Inc. dated as of October 12, 1998 (incorporated by reference to Exhibit 2.20 to the Registration Statement on Form S-4, as amended (Registration No. 333-65663)).

          10.6 Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, by and among Weatherford International, Inc., Christiana Acquisition, Inc., Christiana Companies, Inc. and C2, Inc. dated as of January 5, 1999 (incorporated by reference to Exhibit 2.21 to the Registration Statement on Form S-4, as amended (Registration No. 333-65663)).

          10.7 Amendment No. 3 to Logistic Purchase Agreement, by and among Weatherford International, Inc., Total Logistic Control, LLC, Christiana Companies, Inc. and C2, Inc. dated as of January 5, 1999 (incorporated by reference to Exhibit 2.21 to the Registration Statement on Form S-4, as amended (Registration No. 333-65663)).

          99.1 Press Release of the Company dated February 18, 1999, announcing the Company's results for the year and quarter ended December 31, 1998.

          99.2 Press Release of the Company dated February 8, 1999, announcing the closing of the Merger.